EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Zhong Yuan Bio-Technology Holdings Limited, a Cayman Islands exempted company limited by shares (the "Corporation"), does hereby certify, to such officer's knowledge, that:

(1) Amendment No. 1 to the Annual Report on Form 20-F for the fiscal year ended March 31, 2022 (the "Form 20-F/A") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	/s/ CHANG Ting Ting
CHANG Ting Ting President, Chief Executive Officer, Secretary and Director

Date: October 5, 2022